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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
               (Date of earliest event reported): December 4, 2000

                             ARTIFICIAL LIFE, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

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

          Delaware                        0-25075                     04-3253298
          --------                        -------                     ----------

(State or Other Jurisdiction      (Commission File Number)  (I.R.S. Employer Identification No.)
     of Incorporation)

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                          FOUR COPLEY PLACE, SUITE 102
                           BOSTON, MASSACHUSETTS 02116
              (Address of principal executive office and zip code)


               Registrant's telephone number, including area code:
                                 (617) 266-5542
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ITEM 5. OTHER EVENTS.

     On December 4, 2000, the Registrant publicly disseminated a press release announcing that it had received a communication from a customer that placed into question the collectibility of a license fee receivable in the amount of $1,925,000, recorded in the third quarter, from that customer; and further announcing that the Registrant had determined to fully reserve for the collection of the outstanding receivable, which will result in a charge to its fourth quarter earnings. A copy of the press release of the Registrant with respect to this charge is included herein as Exhibit 99.1. This press release is incorporated by reference into this Item 5 and the foregoing description of the press release are qualified in its entirety by reference to this exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)  Exhibits.


         99.1 Press Release, dated December 4, 2000, Announcing Fourth Quarter Charge.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            ARTIFICIAL LIFE, INC.

                         By:  /s/ Robert Pantano
                            -------------------------
                            Robert Pantano
                            Chief Financial Officer

Date: December 4, 2000






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                                  EXHIBIT INDEX

Exhibit
Number  Description
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99.1    Press Release, dated December 4, 2000, Announcing Fourth Quarter Charge.












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